EXHIBIT 10.2

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 13th day of June, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), and George Mason Mortgage, LLC, a Virginia limited liability company (“George Mason”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2012, between Assignor and George Mason (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.            Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.            Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.           George Mason hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and George Mason as of the date hereof that:

(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)           There are no offsets, counterclaims or other defenses available to George Mason with respect to the Purchase Agreement;

(d)           Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)           Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and George Mason that as of the date hereof:

(a)           Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)           Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and George Mason that as of the date hereof:

(a)           Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)           Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.           George Mason warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

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(a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           George Mason is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)           George Mason has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of George Mason’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of George Mason’s charter or by-laws or any legal restriction, or any material agreement or instrument to which George Mason is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which George Mason or its property is subject. The execution, delivery and performance by George Mason of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of George Mason. This Agreement has been duly executed and delivered by George Mason and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of George Mason enforceable against George Mason in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by George Mason in connection with the execution, delivery or performance by George Mason of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated George Mason Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, George Mason hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel George Mason to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.           From and after the date hereof, subject to Section 10 below, George Mason shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and George Mason had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)            Controlling Holder Rights. George Mason agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)           If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)            Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or the Commonwealth of Virginia, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or the Commonwealth of Virginia, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

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Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of George Mason,

George Mason Mortgage, LLC
4100 Monument Corner Drive, Suite 100
Fairfax, VA 22030
Attention: Sue Spinetta

(b)          In the case of Assignee,

Wilmington Trust, National Association
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
Attention: Dorri Costello

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(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

CitiMortgage, Inc.

4050 Regent Blvd.

Irving, TX 75063

Attention: CTS- Sequoia Mortgage Trust 2013-8

with a copy to

CitiMortgage, Inc.

The Office of General Counsel

1000 Technology Drive

O’ Fallon, MO 63368

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

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14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or George Mason may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or George Mason, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by George Mason pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. George Mason hereby consents to such exercise and enforcement.

19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

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20.         Master Servicer. George Mason hereby acknowledges that the Assignee has appointed CitiMortgage, Inc. to act as master servicer under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of George Mason hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

George Mason shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Citibank, N.A.
Bank City/State:	Glendale, CA
ABA Number:	321-171-184
Account Name:	CMI MSD Clearing
Account Number:	#070-4913896

21.         George Mason acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, George Mason shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

22.         Rule 17g-5 Compliance. George Mason hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at ratingagency@citi.com, with a subject reference of “SEMT 2013-8” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify George Mason in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. George Mason shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between George Mason, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to George Mason or (ii) such Rating Agency’s or NRSRO’s evaluation of George Mason’s operations in general; provided, however, that George Mason shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

GEORGE MASON MORTGAGE, LLC

By:
Name:
Title:

Accepted and agreed to by:

CITIMORTGAGE, INC.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – George Mason (SEMT 2013-8)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	Cenlar	0.0025			George Mason		10000011390	1	1	0
2	Cenlar	0.0025			George Mason		10000010627	1	1	0
3	Cenlar	0.0025			George Mason		10000010626	1	1	0
4	Cenlar	0.0025			George Mason		10000010618	1	1	0
5	Cenlar	0.0025			George Mason		10000010465	1	1	0
6	Cenlar	0.0025			George Mason		10000010443	1	1	0
7	Cenlar	0.0025			George Mason		10000010409	1	1	0
8	Cenlar	0.0025			George Mason		10000010340	1	1	0
9	Cenlar	0.0025			George Mason		10000010112	1	1	0
10	Cenlar	0.0025			George Mason		10000010103	1	1	0
11	Cenlar	0.0025			George Mason		10000010071	1	1	0
12	Cenlar	0.0025			George Mason		10000009980	1	1	0
13	Cenlar	0.0025			George Mason		10000009929	1	1	0
14	Cenlar	0.0025			George Mason		10000009901	1	1	0
15	Cenlar	0.0025			George Mason		10000009868	1	1	0
16	Cenlar	0.0025			George Mason		10000009856	1	1	0
17	Cenlar	0.0025			George Mason		10000009765	1	1	0
18	Cenlar	0.0025			George Mason		10000009703	1	1	0
19	Cenlar	0.0025			George Mason		10000009681	1	1	0
20	Cenlar	0.0025			George Mason		10000009679	1	1	0
21	Cenlar	0.0025			George Mason		10000009473	1	1	0
22	Cenlar	0.0025			George Mason		10000009422	1	1	0
23	Cenlar	0.0025			George Mason		10000009395	1	1	0
24	Cenlar	0.0025			George Mason		10000009319	1	1	0
25	Cenlar	0.0025			George Mason		10000008810	1	1	0
26	Cenlar	0.0025			George Mason		10000008602	1	1	0
27	Cenlar	0.0025			George Mason		10000008601	1	1	0
28	Cenlar	0.0025			George Mason		10000008596	1	1	0
29	Cenlar	0.0025			George Mason		10000008390	1	1	0
30	Cenlar	0.0025			George Mason		10000008351	1	1	0
31	Cenlar	0.0025			George Mason		10000007607	1	1	0
32	Cenlar	0.0025			George Mason		10000006863	1	1	0
33	Cenlar	0.0025			George Mason		10000006723	1	1	0
34	Cenlar	0.0025			George Mason		1500010244	1	1	0
35	Cenlar	0.0025			George Mason		1500009815	1	1	0
36	Cenlar	0.0025			George Mason		1500009773	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	9						1	4	0
3	9						1	4	0
4	9						1	4	0
5	7						1	4	0
6	9						1	4	0
7	9						1	4	0
8	3						1	4	0
9	9						1	4	0
10	6						1	4	0
11	7						1	4	0
12	9						1	4	0
13	7						1	0	0
14	7						1	4	0
15	9						1	4	0
16	7						1	4	0
17	7						1	4	0
18	7						1	4	0
19	7						1	4	0
20	7						1	4	0
21	9						1	4	0
22	7						1	4	0
23	9						1	4	0
24	7						1	4	0
25	9						1	4	0
26	6						1	4	0
27	9						1	4	0
28	7						1	4	0
29	9						1	4	0
30	7						1	4	0
31	7						1	4	0
32	9						1	0	0
33	9						1	4	0
34	9						1	4	0
35	9						1	0	0
36	7						1	4	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0		3/28/2013	1035500	0.035	360	360	6/1/2013
2			0		3/29/2013	650000	0.03625	360	360	5/1/2013
3			75000		4/10/2013	653000	0.04	360	360	6/1/2013
4			0		3/22/2013	735500	0.03875	360	360	5/1/2013
5			0		3/29/2013	588800	0.0375	360	360	5/1/2013
6			0		4/4/2013	955000	0.0375	360	360	6/1/2013
7			0		4/12/2013	670000	0.03625	360	360	6/1/2013
8			0		4/15/2013	651500	0.04	360	360	6/1/2013
9			0		4/1/2013	927500	0.03625	360	360	5/1/2013
10			0		4/5/2013	463600	0.0375	360	360	5/1/2013
11			0		3/28/2013	696000	0.0375	360	360	5/1/2013
12			75000		3/22/2013	660000	0.0375	360	360	5/1/2013
13			0		3/26/2013	447300	0.0375	360	360	5/1/2013
14			0		4/2/2013	1020000	0.0375	360	360	6/1/2013
15			0		4/10/2013	710000	0.03875	360	360	6/1/2013
16			0		4/10/2013	593600	0.0375	360	360	6/1/2013
17			0		3/26/2013	494500	0.03625	360	360	5/1/2013
18			0		3/28/2013	640000	0.03875	360	360	5/1/2013
19			0		4/2/2013	1192500	0.0375	360	360	5/1/2013
20			0		3/19/2013	556000	0.04125	360	360	5/1/2013
21			0		3/29/2013	843750	0.0375	360	360	5/1/2013
22			0		4/10/2013	584000	0.03875	360	360	6/1/2013
23			0		4/5/2013	980000	0.04	360	360	6/1/2013
24			0		3/15/2013	768800	0.03875	360	360	5/1/2013
25			0		3/14/2013	950000	0.035	360	360	5/1/2013
26			0		3/26/2013	864000	0.03875	360	360	5/1/2013
27			0		3/15/2013	731000	0.03875	360	360	5/1/2013
28			0		3/18/2013	1000000	0.03625	360	360	5/1/2013
29			0		3/12/2013	667000	0.03875	360	360	5/1/2013
30			0		3/21/2013	999200	0.03375	360	360	5/1/2013
31			0		2/26/2013	500000	0.035	360	360	4/1/2013
32			0		3/5/2013	1965000	0.035	360	360	5/1/2013
33			0		3/7/2013	1468000	0.03375	360	360	5/1/2013
34			0		3/27/2013	720000	0.035	360	360	5/1/2013
35			0		2/11/2013	970000	0.035	360	360	4/1/2013
36			0		1/15/2013	1207500	0.035	360	360	3/1/2013

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		1033870	0.035	4649.86	6/1/2013	0	0
2	1	0	0		647995.4	0.03625	2964.33	6/1/2013	0	0
3	1	0	0		652059.1	0.04	3117.52	6/1/2013	0	0
4	1	0	0		733329.4	0.03875	3458.59	6/1/2013	0	0
5	1	0	0		587023.6	0.0375	2726.82	6/1/2013	0	0
6	1	0	0		953561.6	0.0375	4422.75	6/1/2013	0	0
7	1	0	0		668968.4	0.03625	3055.54	6/1/2013	0	0
8	1	0	0		650561.3	0.04	3110.36	6/1/2013	0	0
9	1	0	0		924639.6	0.03625	4229.88	6/1/2013	0	0
10	1	0	0		462201.3	0.0375	2147	6/1/2013	0	0
11	1	0	0		693900.2	0.0375	3223.28	6/1/2013	0	0
12	1	0	0		658008.8	0.0375	3056.56	6/1/2013	0	0
13	1	0	0		445950.5	0.0375	2071.52	6/1/2013	0	0
14	1	0	0		1018464	0.0375	4723.78	6/1/2013	0	0
15	1	0	0		708954	0.03875	3338.68	6/1/2013	0	0
16	1	0	0		592705.9	0.0375	2749.05	6/1/2013	0	0
17	1	0	0		492975	0.03625	2255.17	6/1/2013	0	0
18	1	0	0		638111.3	0.03875	3009.52	6/1/2013	0	0
19	1	0	0		1188902	0.0375	5522.65	6/1/2013	0	0
20	1	0	0		554430.5	0.04125	2694.65	6/1/2013	0	0
21	1	0	0		841204.4	0.0375	3907.54	6/1/2013	0	0
22	1	0	0		583139.6	0.03875	2746.18	6/1/2013	0	0
23	1	0	0		978588	0.04	4678.67	6/1/2013	0	0
24	1	0	0		766531.2	0.03875	3615.18	6/1/2013	0	0
25	1	0	0		947005.5	0.035	4265.92	6/1/2013	0	0
26	1	0	0		861450.2	0.03875	4062.85	6/1/2013	0	0
27	1	0	0		728842.7	0.03875	3437.43	6/1/2013	0	0
28	1	0	0		996916	0.03625	4560.51	6/1/2013	0	0
29	1	0	0		664010.8	0.03875	3136.48	6/1/2013	0	0
30	1	0	0		995900.3	0.03375	4417.43	6/1/2013	0	0
31	1	0	0		497632.5	0.035	2245.22	6/1/2013	0	0
32	1	0	0		1958806	0.035	8823.73	6/1/2013	0	0
33	1	0	0		1463271	0.03375	6489.97	6/1/2013	0	0
34	1	0	0		717730.5	0.035	3233.12	6/1/2013	0	0
35	1	0	0		965406.9	0.035	4355.73	6/1/2013	0	0
36	1	0	0		1199865	0.035	5422.21	6/1/2013	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		188
2								0		157
3								0		93
4								0		29
5								0		81
6								0		137
7								0		156
8								0		528
9								0		158
10								0		143
11								0		308
12								0		148
13								0		154
14								0		175
15								0		74
16								0		192
17								0		159
18								0		25
19								0		372
20								0		149
21								0		554
22								0		191
23								0		6
24								0		195
25								0		218
26								0		558
27								0		181
28								0		177
29								0		607
30								0		160
31								0		172
32								0		100
33								0		147
34								0		184
35								0		52
36								0		569

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	2		1		43		5	1
2	1		0		13.75	21.25	9.75	1
3	2		0		15.5	1.75	7.25	1
4	1		0		3.5		1.25	1
5	2		1		7	7	0	1
6	1		0		3.5	13.75	6.75	1
7	2		1		29.5		10.5	1
8	1		0		7.5	13.25	13	1
9	1		1		7		5	1
10	1		0		0.5		0	1
11	1		0		0.5		0	1
12	1		0		3.75	7.5	9	1
13	2		0		21.75	8	0	1
14	2		1		6		0	1
15	1		1		17.5		1.5	1
16	1		0		3.25	7.5	0	1
17	2		0		2	12.5	0	1
18	1		0		2.5		0	1
19	3		0		8	3	0	1
20	2		0		11	1.5	0	1
21	2		0		0		13.25	1
22	1		0		13.75	6	0	1
23	3		1		12.5		13.5	1
24	2		0		7	11	0	1
25	1		0		22.1		8	1
26	1		0		3.5	2.25	0	1
27	1		0		3		8.5	1
28	2		0		1.5		0	1
29	2		1		0.5	3.75	5.25	1
30	1		0		5.5		0	1
31	3		0		23	17	0	1
32	1		0		10.75		2.5	1
33	3		1		17.25	12.5	9.25	1
34	1		0		27		6.5	1
35	1		0		14.25	11.75	9.5	1
36	2		1		11.5		0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						806
2						778
3						797
4						710
5						778
6						803
7						707
8						738
9						733
10						795
11						791
12						798
13						720
14						795
15						784
16						792
17						804
18						742
19						782
20						730
21						804
22						781
23						705
24						763
25						750
26						720
27						740
28						777
29						761
30						781
31						789
32						774
33						796
34						782
35						777
36						807

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	25809.7		0		25809.7	25809.7	1	5		3
2	12696	10520	0	0	23216	23216	1	5		3
3	4534.58	16990.42	0	0	21525	21525	1	5		3
4	20432.62		0		20432.62	20432.62	1	5		3
5	12656	8750	0	0	21406	21406	1	5		3
6	14583.33	14724.99	0	0	29308.32	29308.32	1	5		3
7	20048.08	0	0	0	20048.08	20048.08	1	5		3
8	9877.51	11397.58	5973	2906	21275.09	30154.09	1	5		3
9	63665.46	0	0	0	63665.46	63665.46	1	5		3
10	7419.42		0		7419.42	7419.42	1	5		3
11	15798.61		0		15798.61	15798.61	1	5		3
12	0	22500	0	0	22500	22500	1	5		3
13	11744.33	3631.94	0	0	15376.27	15376.27	1	5		3
14	19589.58	0	0	0	19589.58	19589.58	1	5		3
15	19714.74		0		19714.74	19714.74	1	4		3
16	10833.34	11344.5	0	0	22177.84	22177.84	1	5		3
17	10250	2200	0	0	12450	12450	1	5		3
18	23014.17		0		23014.17	23014.17	1	5		3
19	2320.8	8609.37	15169.25	0	10930.17	26099.42	1	5		3
20	13749.99	7241.32	0	0	20991.31	20991.31	1	5		3
21	14809.59		0		14809.59	14809.59	1	5		3
22	9902.53	5794.53	0	0	15697.06	15697.06	1	5		3
23	69961.16		0		69961.16	69961.16	1	5		3
24	7764	10228	0	0	17992	17992	1	5		3
25	12906.4		93.42		12906.4	12999.82	1	5		3
26	13708.33	8137	0	0	21845.33	21845.33	1	5		3
27	12021.34		0		12021.34	12021.34	1	5		3
28	19686.77		0		19686.77	19686.77	1	5		3
29	10000	10466.92	0	0	20466.92	20466.92	1	4		3
30	24441.33		0		24441.33	24441.33	1	5		3
31	12334.4	16254.68	0	0	28589.08	28589.08	1	5		3
32	45833.33	0	39994	0	45833.33	85827.33	1	5		3
33	29558.88	7366.67	0	2315	36925.55	39240.55	1	5		3
34	27500		0		27500	27500	1	5		3
35	5703.58	14583	0	0	20286.58	20286.58	1	5		3
36	71632.95		0		71632.95	71632.95	1	5		3

	111	112	113	114	115	116	117	118	119	120
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		1054269	6382.79	0.247302				CLIFTON
2		4		29309.58	5750.37	0.24769				FAIRFAX
3		4		109447.5	8061.37	0.374512				ASHBURN
4		4		42535.36	7874.65	0.385396				WASHINGTON
5		4		135583	6606.21	0.308615			100	ELLICOTT CITY
6		4		204371.5	5640.27	0.192446				BETHESDA
7		4		50792.04	8613.44	0.429639				POTOMAC
8		4		369127.6	4759.16	0.157828			100	VIENNA
9		4		93571.68	6475.8	0.101716				BETHESDA
10		4		72869.93	2816.73	0.379643			100	WASHINGTON
11		4		245755	4738.29	0.299918			100	ALEXANDRIA
12		4		30649.6	5003.21	0.222365				FAIRFAX
13		4		52908.99	4478.38	0.291253			100	FREDERICK
14		4		123195.1	6580.77	0.335932			93.0142	FALLS CHURCH
15		4		246638.2	5796.63	0.294025				LEESBURG
16		4		44332.93	3418.27	0.15413			100	ARLINGTON
17		4		29412	4932.09	0.396152			60.538	ELLICOTT CITY
18		4		209034.4	4429.91	0.192486			100	GLENWOOD
19		4		427591.5	11076.07	0.42438			100	MCLEAN
20		4		73456.28	7344.15	0.349866			100	FULTON
21		4		280349.7	5995.34	0.404828				CABIN JOHN
22		4		50062.93	4360.31	0.277779			100	ARLINGTON
23		4		211428.6	14783.63	0.211312				BETHESDA
24		4		108490.1	7382.33	0.410312			100	ARLINGTON
25		4		383049	5854.7	0.450368				WASHINGTON
26		4		117730.6	5107.29	0.233793			100	WASHINGTON
27		4		90346.67	5314.24	0.442067				POTOMAC
28		4		247248.4	7316.78	0.37166			100	VIENNA
29		4		78836.38	6580.5	0.321519				FAIRFAX
30		4		189274.6	8020.42	0.32815			100	DAVIDSONVILLE
31		4		81367.83	6856.4	0.239826			100	FAIRFAX
32		4		260218.6	20101.79	0.234212				WASHINGTON
33		4		417154	15336.97	0.390845				POTOMAC
34		4		246999.4	4440.12	0.161459				VIENNA
35		4		185845.6	6294.22	0.310265				MCLEAN
36		4		326955.5	12171.44	0.169914			100	MCLEAN

	121	122	123	124	125	126	127	128	129	130
	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	VA	20124	7	1		1700000	3	3/1/2013
2	VA	22033	7	1		1050000	3	3/14/2013
3	VA	20147	7	1		970000	3	3/19/2013
4	DC	20015	1	1		1075000	3	3/5/2013
5	MD	21042	7	1	736000	736000	3	3/8/2013
6	MD	20817	1	1		1350000	3	3/10/2013
7	MD	20854	7	1		1250000	3	3/13/2013
8	VA	22180	1	1		820000	3	3/28/2013
9	MD	20816	1	1		1325000	3	3/8/2013
10	DC	20007	3	1	579500	581000	3	3/1/2013
11	VA	22307	1	1	870000	875000	3	3/5/2013
12	VA	22033	7	1		1100000	3	3/8/2013
13	MD	21701	1	1	639000	649000	3	1/15/2013
14	VA	22043	7	1	1275000	1275000	3	2/28/2013
15	VA	20176	7	1		1075000	3	3/18/2013
16	VA	22205	1	1	742000	745000	3	3/4/2013
17	MD	21042	7	1	723000	755000	3	3/5/2013
18	MD	21738	1	1	800000	800000	3	2/28/2013
19	VA	22102	7	1	1590000	1590000	3	2/7/2013
20	MD	20759	7	1	700610	695000	3	3/8/2013
21	MD	20818	1	1		1125000	3	3/9/2013
22	VA	22204	1	1	730000	735000	3	2/25/2013
23	MD	20817	1	1		1400000	3	2/23/2013
24	VA	22205	1	1	961000	970000	3	2/23/2013
25	DC	20003	12	1		1415000	3	2/12/2013
26	DC	20007	12	1	1080000	1110000	3	2/9/2013
27	MD	20854	1	1		914000	3	1/25/2013
28	VA	22180	1	1	1498850	1435000	3	1/23/2013
29	VA	22030	1	1		900000	3	2/9/2013
30	MD	21035	1	1	1249000	1250000	3	2/7/2013
31	VA	22032	7	1	995000	1000000	3	1/26/2013
32	DC	20016	1	1		3280000	3	1/3/2013
33	MD	20854	1	1		2120000	3	1/16/2013
34	VA	22182	1	1		1200000	3	12/18/2012
35	VA	22101	1	1		1399500	98	11/20/2012
36	VA	22102	7	1	1725000	1728000	3	11/21/2012

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.6091	0.6091	0	0	0
2						0.619	0.619	0	0	0
3						0.7505	0.6731	0	0	0
4						0.6841	0.6841	0	0	0
5						0.8	0.8	0	0	0
6						0.7074	0.7074	0	0	0
7						0.536	0.536	0	0	0
8						0.7945	0.7945	0	0	0
9						0.7	0.7	0	0	0
10						0.8	0.8	0	0	0
11						0.8	0.8	0	0	0
12						0.6681	0.6	0	0	0
13						0.7	0.7	0	0	0
14						0.8	0.8	0	0	0
15						0.6604	0.6604	0	0	0
16						0.8	0.8	0	0	0
17						0.6839	0.6839	0	0	0
18						0.8	0.8	0	0	0
19						0.75	0.75	0	0	0
20						0.8	0.8	0	0	0
21						0.75	0.75	0	0	0
22						0.8	0.8	0	0	0
23						0.7	0.7	0	0	0
24						0.8	0.8	0	0	0
25						0.6713	0.6713	0	0	0
26						0.8	0.8	0	0	0
27						0.7997	0.7997	0	0	0
28						0.6968	0.6968	0	0	0
29						0.7411	0.7411	0	0	0
30						0.8	0.8	0	0	0
31						0.5025	0.5025	0	0	0
32						0.599	0.599	0	0	0
33						0.6924	0.6924	0	0	0
34						0.6	0.6	0	0	0
35						0.6931	0.6931	0	0	0
36						0.7	0.7	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36

	151	152	153	154	155	156	157	158	159	160	161
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1										43
2										23	21.25
3										15.5	6
4										10
5										7	10
6										10	13.75
7										30
8										35	30
9										20
10										2.75
11										12
12										3.75	25
13										21.75	8
14										6
15										17.5
16										10	8
17										5	12.5
18										20
19										8	3
20										11	8
21										0
22										13.75	6
23										24
24										11	11
25										22.1
26										10	10
27										15
28										1.5
29										2	3.75
30										6
31										23	17
32										20
33										17.25	15
34										28.5
35										25	25
36										11.5

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	5/1/2043	25809.7	0	0	0	0	0	Full	Two Years	Two Months
2	0	4/1/2043	12696	0	0	10520	0	0	Full	Two Years	Two Months
3	69569	5/1/2043	4534.58	0	0	16990.42	0	0	Full	Two Years	Two Months
4	0	4/1/2043	20432.62	0	0	0	0	0	Full	Two Years	Two Months
5	0	4/1/2043	12656	0	0	8750	0	0	Full	Two Years	Two Months
6	0	5/1/2043	14583.33	0	0	14724.99	0	0	Full	Two Years	Two Months
7	0	5/1/2043	20048.08	0	0	0	0	0	Full	Two Years	Two Months
8	0	5/1/2043	9877.51	0	0	11397.58	0	0	Full	Two Years	Two Months
9	0	4/1/2043	63665.46	0	0	0	0	0	Full	Two Years	Two Months
10	0	4/1/2043	7419.42	0	0	0	0	0	Full	Two Years	Two Months
11	0	4/1/2043	15798.61	0	0	0	0	0	Full	Two Years	Two Months
12	52000	4/1/2043	0	0	0	22500	0	0	Full	Two Years	Two Months
13	0	4/1/2043	11744.33	0	0	3631.94	0	0	Full	Two Years	Two Months
14	0	5/1/2043	19589.58	0	0	0	0	0	Full	Two Years	Two Months
15	0	5/1/2043	19714.74	0	0	0	0	0	Full	Two Years	Two Months
16	0	5/1/2043	10833.34	0	0	11344.5	0	0	Full	Two Years	Two Months
17	0	4/1/2043	10250	0	0	2200	0	0	Full	Two Years	Two Months
18	0	4/1/2043	23014.17	0	0	0	0	0	Full	Two Years	Two Months
19	0	4/1/2043	2320.8	0	0	8609.37	0	0	Full	Two Years	Two Months
20	0	4/1/2043	13749.99	0	0	7241.32	0	0	Full	Two Years	Two Months
21	0	4/1/2043	14809.59	0	0	0	0	0	Full	Two Years	Two Months
22	0	5/1/2043	9902.53	0	0	5794.53	0	0	Full	Two Years	Two Months
23	0	5/1/2043	69961.16	0	0	0	0	0	Full	Two Years	Two Months
24	0	4/1/2043	7764	0	0	10228	0	0	Full	Two Years	Two Months
25	0	4/1/2043	12906.4	0	0	0	0	0	Full	Two Years	Two Months
26	0	4/1/2043	13708.33	0	0	8137	0	0	Full	Two Years	Two Months
27	0	4/1/2043	12021.34	0	0	0	0	0	Full	Two Years	Two Months
28	0	4/1/2043	19686.77	0	0	0	0	0	Full	Two Years	Two Months
29	0	4/1/2043	10000	0	0	10466.92	0	0	Full	Two Years	Two Months
30	0	4/1/2043	24441.33	0	0	0	0	0	Full	Two Years	Two Months
31	0	3/1/2043	12334.4	0	0	16254.68	0	0	Full	Two Years	Two Months
32	0	4/1/2043	45833.33	39994	0	0	0	0	Full	Two Years	Two Months
33	0	4/1/2043	29558.88	0	0	7366.67	0	2315	Full	Two Years	Two Months
34	0	4/1/2043	27500	0	0	0	0	0	Full	Two Years	Two Months
35	0	3/1/2043	5703.58	0	0	14583	0	0	Full	Two Years	Two Months
36	0	2/1/2043	71632.95	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.8